Debt	12 Months Ended
Sep. 27, 2013
Debt Disclosure [Abstract]
Debt
Debt
Debt as of September 27, 2013 and September 28, 2012 is as follows ($ in millions):

	As of September 27, 2013	As of September 28, 2012
3.375% public notes due 2015	258	257
3.75% public notes due 2018	67	67
8.5% public notes due 2019	364	364
7.0% public notes due 2019	246	247
6.875% public notes due 2021	466	466
4.625% public notes due 2023	42	42
Other(1)(2)	20	48
Total debt	1,463	1,491
Less: current portion	20	10
Long-term debt	$1,443	$1,481
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(1)	$20 million of the amount shown as other, comprises the current portion of the Company's total debt as of September 27, 2013.

(2)	$10 million of the amount shown as other, comprises the current portion of the Company's total debt as of September 28, 2012.
Fair Value
The carrying amount of Tyco's debt subject to the fair value disclosure requirements as of September 27, 2013 and September 28, 2012 was $1,443 million for both periods. The Company utilizes various valuation methodologies to determine the fair value of its debt, which is primarily dependent on the type of market in which the Company's debt is traded. When available, the Company uses quoted market prices to determine the fair value of its debt that is traded in active markets. As of September 27, 2013 and September 28, 2012, the fair value of the Company's debt which was actively traded was $1,676 million and $1,786 million, respectively. As of September 27, 2013 and September 28, 2012, the Company's debt that was subject to the fair value disclosure requirements was all actively traded and is classified as Level 1 in the fair value hierarchy. See Note 1 for further details on the fair value hierarchy.
Fiscal 2013 Debt Issuance/Repayment
There were no material debt issuances or repayments during 2013.
Fiscal 2012 Debt Issuance/Repayment
During the fourth quarter of 2012, in connection with the Separation, Tyco and its finance subsidiary, Tyco International Finance S.A. ("TIFSA"), redeemed various debt securities maturing from 2013 to 2023 issued by TIFSA and/or Tyco, in an aggregate principal amount of $2.6 billion as set forth below ($ in millions):

6.0% public notes due 2013	$656
4.125% public notes due 2014	500
3.375% public notes due 2015	242
3.750% public notes due 2018	183
8.5% public notes due 2019	386
7.0% public notes due 2019	180
6.875% public notes due 2021	245
4.625% public notes due 2023	208
Total amounts redeemed	$2,600

In conjunction with the debt redemptions, the Company terminated associated interest rate swap contracts related to the 6.0% Notes due 2013 and 4.125% Notes due 2014. As a result of the debt redemptions, the Company recorded a loss on extinguishment of debt of $453 million which was recorded within Other expense, net in the Company's Consolidated Statement of Operations for the year ended September 28, 2012. The charge was comprised of the premium paid in the tender offers, write-off of the unamortized debt issuance costs and discount related to the extinguished notes, and a net gain recognized upon termination of the associated interest rate swap contracts.
Fiscal 2011 Debt Issuance/Repayment
On January 12, 2011, TIFSA issued $250 million aggregate principal amount of 3.75% Notes due on January 15, 2018 (the "2018 Notes") and $250 million aggregate principal amount of 4.625% Notes due on January 15, 2023 (the "2023 Notes"), which were fully and unconditionally guaranteed by the Company. TIFSA received total net proceeds of approximately $494 million after deducting debt issuance costs of approximately $1 million for the 2018 Notes and $2 million for the 2023 Notes, as well as debt discount of approximately $1 million for the 2018 Notes and $2 million for the 2023 Notes. The net proceeds of the aforementioned debt issuances, along with other available funds, were used to fund the repayment upon maturity of all of the Company's outstanding 6.75% Notes due February 2011 with a principal amount of $516 million. The 2018 Notes and the 2023 Notes are unsecured and rank equally with TIFSA's other unsecured and unsubordinated debt.
Prior to January 15, 2018 in the case of the 2018 Notes and prior to October 15, 2022 in the case of the 2023 Notes, TIFSA may redeem any of the notes at a redemption price equal to the greater of the principal amount of the notes of such series or a make-whole amount, plus in each case, accrued and unpaid interest. On or after October 15, 2022, TIFSA may redeem the 2023 Notes at a redemption price equal to 100% of the principal amount of the notes plus accrued and unpaid interest. The holders of both the 2018 Notes and the 2023 Notes have the right to require TIFSA to repurchase all or a portion of the notes at a purchase price equal to 101% of the principal amount of the notes repurchased, plus accrued and unpaid interest upon the occurrence of a change of control triggering event, which requires both a change of control and rating event, each as defined in the indenture governing the notes. The debt issuance costs will be amortized from the date of issuance to the maturity date of each series of the notes. Interest is payable semi-annually on January 15th and July 15th for both the 2018 Notes and 2023 Notes.
Commercial Paper
From time to time, TIFSA may issue commercial paper for general corporate purposes. The maximum aggregate amount of unsecured commercial paper notes available to be issued, on a private placement basis, under the commercial paper program is $1 billion as of September 27, 2013. As of September 27, 2013 and September 28, 2012, TIFSA had no commercial paper outstanding.
Credit Facilities
On June 22, 2012, TIFSA, as the Borrower, and the Company as the Guarantor, entered into a Five-Year Senior Unsecured Credit Agreement, expiring June 22, 2017, and providing for revolving credit commitments in the aggregate amount of $1.0 billion (the "2012 Credit Agreement"). In connection with entering into the 2012 Credit Agreement, TIFSA and the Company terminated the existing Four-Year Senior Unsecured Credit Agreement, dated March 24, 2011, which provided for revolving credit commitments in the aggregate amount of $750 million. Additionally, the Company's Five-Year Senior Unsecured Credit Agreement, dated April 25, 2007 and as amended, terminated on September 28, 2012.
As a result of entering into the 2012 Credit Agreement and the terminations described above, the Company's committed revolving credit facility totaled $1.0 billion as of September 27, 2013. This revolving credit facility may be used for working capital, capital expenditures and general corporate purposes. As of September 27, 2013 and September 28, 2012, there were no amounts drawn under the Company's revolving credit facilities. Interest under the revolving credit facilities is variable and is calculated by reference to LIBOR or an alternate base rate.
Other Debt Information
The aggregate amounts of principal public debt maturing during the next five years and thereafter are as follows: nil in 2014, nil in 2015, $258 million in 2016, nil in 2017, $67 million in 2018 and $1,111 million thereafter.
As of September 27, 2013, the weighted-average interest rate on total debt was 6.5%. As of September 28, 2012, the weighted-average interest rate on total debt, excluding the impact of interest rate swaps, was 6.5%. There was no public short-term debt outstanding as of September 27, 2013 and September 28, 2012. As of September 28, 2012, the Company had terminated all interest rate swaps. The impact of the Company's interest rate swap agreements on reported interest expense prior to termination was a net decrease of $18 million and $22 million for the years ended September 28, 2012 and September 30, 2011, respectively.